UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21236

Dreyfus Stock Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	3/31/15

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus
International
Equity Fund

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
33	Information About the Renewal of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
International Equity Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

This semiannual report for Dreyfus International Equity Fund covers the six-month period from October 1, 2014, through March 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

International stock markets continued to encounter bouts of heightened volatility on their way to posting a slight gain, on average, for the reporting period overall. Investors remained concerned that persistent economic weakness and deflationary pressures in Europe, Japan, and China might undermine corporate profits for non-U.S. and multinational companies. However, investor sentiment was buoyed to a degree by increasingly accommodative monetary policies from major central banks. Indeed, aggressive monetary stimulus measures caused most local currencies to depreciate against the U.S. dollar, making foreign exports more attractive to U.S. consumers in a recovering domestic economy.

We remain optimistic regarding the long-term outlook for the global economy generally and for international equities in particular. Despite ongoing geopolitical head-winds, energy prices appear to have stabilized, and aggressively accommodative monetary policies from the world’s major central banks seem likely to address economic and deflation issues. Therefore, we currently expect the pace of global economic growth to improve gradually in the months ahead. As always, we urge you to discuss these observations with your financial advisor, who can help you assess their implications for your investment portfolio.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
April 15, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2014, through March 31, 2015, as provided by Sean P. Fitzgibbon and Mark A. Bogar, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2015, Dreyfus International Equity Fund’s Class A shares produced a total return of –0.65%, Class C shares returned –1.02%, and Class I shares returned –0.53%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 1.13% for the same period.2

Developed equity markets produced generally flat returns, on average, amid heightened market volatility stemming from global economic concerns. The fund lagged its benchmark, primarily due to shortfalls in the financials, consumer discretionary and utilities sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital.The fund normally invests at least 80% of assets in shares of companies located in the foreign countries represented in the MSCI EAFE Index and Canada, and may also invest up to 20% of its assets in securities of issuers located in emerging market countries.

The fund invests in stocks that appear to be undervalued and exhibit better fundamentals than the market expects.We employ a “bottom-up” investment approach, which emphasizes individual stock selection. Our stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, frequently has a below-average price/earnings ratio and an above-average earnings growth trend.

Volatile Shifts Affected International Markets

The clash between investors’ hopes and fears regarding global economic trends led to heightened market volatility during the reporting period. Although the MSCI EAFE Index produced a very mild gain for the reporting period overall, it began the reporting period with a steep decline stemming from disappointing global economic data, deflationary pressures in Europe and Japan, and worries that an outbreak of the Ebola virus would spread beyond West Africa.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

International equity markets soon rebounded when many of these fears proved overblown. Investor sentiment was buoyed in November 2014 by better-than-expected U.S. economic data and hopes for new stimulus measures from the European Central Bank. December and early January 2015 saw another sharp market decline triggered by plummeting oil prices, followed by a renewed recovery fueled by interest-rate cuts from several central banks and a short-term agreement with the European Union to extend Greece’s bailout.

Meanwhile, the aggressively accommodative monetary policies of most major central banks sent yields of non-U.S. sovereign bonds lower, sparking a surge in demand for U.S. Treasury securities from international investors. Capital inflows to the United States caused the U.S. dollar to appreciate sharply against most foreign currencies, further eroding international equity returns for U.S. residents.

Security Selections Dampened Relative Performance

The fund’s holdings of European banks — including Germany’s Commerzbank and France’s Societe Generale — were hurt by their exposure to the struggling Russian economy, which was hampered by sanctions surrounding its involvement in the conflict in Ukraine. European financial institutions also were adversely affected by concerns surrounding Greek election results and their implications for the nation’s debt crisis.The fund’s investments in the consumer discretionary sector lagged market averages, primarily due to weakness in Hong Kong-based gaming company SJM Holdings, whose Macau casino came under pressure from the Chinese government’s efforts to rein in corruption and conspicuous consumption. Among utilities, U.K. electricity producer Drax Group was hurt by weak power prices and a recent regulatory ruling.

The fund achieved better relative results in the energy sector, where significantly underweighted exposure helped cushion the impact of the market segment’s pronounced weakness as oil prices plunged. Likewise, the fund did not own some of the harder hit companies in the materials sector, where we favored containers-and-packaging producers over struggling metals-and-mining companies. In the information technology sector, German semiconductor manufacturer Infineon Technologies benefited when the weaker U.S. dollar boosted exports of automobiles and industrial equipment containing the company’s microchips. Japanese diversified technology company TDK Corp. achieved significant cost savings after a corporate restructuring.

4

In the health care sector, Israel’s Teva Pharmaceutical Industries ADR gained value on the strength of a recent restructuring and robust sales of a branded drug.

From a country perspective, the fund fared particularly well in the United Kingdom, but received more disappointing results in Japan.

A Positive Outlook for International Equities

Global economic trends already have shown signs of improvement in some parts of the world, and any further evidence of recovery seems likely to support international stock prices. Therefore, we have maintained a generally constructive investment posture. We have identified a number of opportunities among attractively valued European banks, as well as among dividend-paying stocks such as real estate investment trusts (REITs) and utilities.We also remain watchful for opportunities to invest in technology companies that appear likely to benefit from restructuring efforts and a strong U.S. dollar. Conversely, we have continued to find relatively few stocks meeting our investment criteria in the energy and materials sectors.

April 15, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.These risks are enhanced in emerging markets countries. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation and The Boston Company Asset Management, LLC. Had these expenses not been absorbed, returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain
distributions.The Morgan Stanley Capital International Europe,Australasia, Far East (MSCI EAFE) Index is an
unmanaged index composed of a sample of companies representative of the market structure of European and Pacific
Basin countries. Returns are calculated on a month-end basis. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus International Equity Fund from October 1, 2014 to March 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2015

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.57	$9.43	$4.23
Ending value (after expenses)	$993.50	$989.80	$994.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2015

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.64	$9.55	$4.28
Ending value (after expenses)	$1,019.35	$1,015.46	$1,020.69

† Expenses are equal to the fund’s annualized expense ratio of 1.12% for Class A, 1.90% for Class C and .85% for
Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
March 31, 2015 (Unaudited)

Common Stocks—97.3%	Shares		Value ($)
Australia—7.2%
ASX	49,943		1,571,472
Dexus Property Group	619,940		3,568,521
Goodman Group	339,549		1,635,984
Insurance Australia Group	714,317		3,310,852
Lend Lease Group	118,734		1,499,962
Rio Tinto	61,418		2,662,616
Westpac Banking	152,717		4,568,949
Woodside Petroleum	162,582		4,253,242
			23,071,598
Belgium—1.5%
bpost	56,176		1,576,614
Solvay	22,741		3,289,167
			4,865,781
France—9.3%
AXA	247,280		6,235,551
Cap Gemini	33,936		2,786,380
Carrefour	119,682		3,990,070
Electricite de France	95,928		2,304,076
Safran	48,150		3,364,991
Societe Generale	102,693		4,964,921
Thales	53,521		2,970,751
Unibail-Rodamco	10,949		2,954,928
			29,571,668
Germany—5.1%
Commerzbank	488,075	[a]	6,729,525
Continental	11,387		2,697,117
Evonik Industries	34,406		1,228,318
Infineon Technologies	333,147		3,988,941
Wacker Chemie	14,049		1,626,681
			16,270,582
Hong Kong—2.1%
BOC Hong Kong Holdings	1,065,500		3,804,131
Wharf Holdings	438,000		3,053,278
			6,857,409

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Ireland—1.8%
Bank of Ireland	4,590,301	[a]	1,741,111
Smurfit Kappa Group	147,269		4,132,606
			5,873,717
Israel—1.9%
Teva Pharmaceutical Industries, ADR	94,881		5,911,086
Italy—3.8%
Assicurazioni Generali	116,114		2,285,029
Enel	577,336		2,600,488
Eni	238,703		4,131,439
Telecom Italia	2,638,690	[a]	3,093,591
			12,110,547
Japan—24.2%
Aisin Seiki	93,700		3,403,530
Chubu Electric Power	264,000		3,154,439
Fujitsu	529,000		3,610,648
Honda Motor	150,500		4,891,225
INPEX	271,000		2,989,931
Isuzu Motors	245,000		3,259,078
Japan Airlines	75,800		2,362,615
Japan Tobacco	125,800		3,974,766
KDDI	226,200		5,124,816
Lawson	28,300		1,964,621
Mitsubishi Electric	362,000		4,308,475
Nintendo	21,200		3,119,939
Nippon Shokubai	116,000		1,704,369
Omron	71,000		3,204,192
Panasonic	441,100		5,791,422
Resona Holdings	445,500		2,214,733
Secom	72,500		4,845,011
Seven & I Holdings	138,300		5,819,729
Sumitomo Metal Mining	188,000		2,752,022
Sumitomo Mitsui Financial Group	166,700		6,387,822
TDK	32,500		2,309,903
			77,193,286

8

Common Stocks (continued)	Shares		Value ($)
Luxembourg—.5%
Aperam	39,872	[a]	1,600,907
Netherlands—2.4%
Airbus Group	46,620		3,029,376
Koninklijke Philips	101,873		2,893,826
Reed Elsevier	76,537		1,908,133
			7,831,335
Singapore—.8%
ComfortDelGro	483,400		1,017,599
Singapore Exchange	236,900		1,404,401
			2,422,000
Spain—3.8%
ACS Actividades de Construccion y Servicios	66,735		2,363,726
Banco Bilbao Vizcaya Argentaria	450,246		4,543,813
Telefonica	367,943		5,235,681
			12,143,220
Sweden—1.9%
Boliden	155,975		3,097,086
Svenska Cellulosa, Cl. B	123,119		2,836,850
			5,933,936
Switzerland—7.9%
Adecco	40,137	[a]	3,343,649
Novartis	112,490		11,124,041
Roche Holding	26,679		7,356,539
Swiss Life Holding	13,615	[a]	3,367,805
			25,192,034
United Arab Emirates—.4%
Dragon Oil	158,195		1,397,534
United Kingdom—20.5%
AstraZeneca	86,352		5,920,277
Aviva	564,139		4,516,306
BAE Systems	197,844		1,533,891
Compass Group	220,058		3,821,914
HSBC Holdings	878,029		7,472,150
Imperial Tobacco Group	84,904		3,727,154

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
United Kingdom (continued)
InterContinental Hotels Group	61,885		2,415,429
National Grid	328,101		4,194,758
Prudential	215,958		5,347,141
Reckitt Benckiser Group	33,625		2,881,789
Shire	61,017		4,852,071
Sky	316,007		4,650,117
Unilever	166,456		6,942,568
Whitbread	37,016		2,876,729
WPP	191,695		4,347,317
			65,499,611
United States—2.2%
iShares MSCI EAFE ETF	106,649		6,843,666
Total Common Stocks
(cost $303,027,477)			310,589,917

Preferred Stocks—1.5%
Germany
Volkswagen
(cost $4,394,318)	18,004		4,791,069

Rights—.0%
Spain
Banco Bilbao Vizcaya Argentaria	450,246	[a]	64,873
Telefonica	367,943	[a]	59,344
(cost $127,317)			124,217

10

Other Investment—1.9%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus
Money Market Fund
(cost $6,067,464)	6,067,464 [b]	6,067,464
Total Investments (cost $313,616,576)	100.7%	321,572,667
Liabilities, Less Cash and Receivables	(.7%)	(2,156,353)
Net Assets	100.0%	319,416,314

ADR—American Depository Receipts
ETF—Exchange-Traded Fund
a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	26.1	Telecommunications	4.2
Consumer Discretionary	14.0	Energy	4.0
Health Care	11.0	Utilities	3.8
Industrial	10.5	Exchange-Traded Funds	2.2
Consumer Staples	10.1	Money Market Investment	1.9
Materials	6.9
Information Technology	6.0		100.7

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2015 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		307,549,112	315,505,203
Affiliated issuers		6,067,464	6,067,464
Cash			245,967
Cash denominated in foreign currencies		661,261	648,091
Dividends receivable			1,426,787
Receivable for investment securities sold			861,930
Receivable for shares of Beneficial Interest subscribed			376,193
Prepaid expenses			38,752
			325,170,387
Liabilities ($):
Due to The Boston Company Asset
Management, LLC and affiliates—Note 3(c)			244,413
Payable for investment securities purchased			5,186,958
Payable for shares of Beneficial Interest redeemed			246,262
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			15,165
Accrued expenses			61,275
			5,754,073
Net Assets ($)			319,416,314
Composition of Net Assets ($):
Paid-in capital			352,308,920
Accumulated undistributed investment income—net			860,579
Accumulated net realized gain (loss) on investments			(41,672,692)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			7,919,507
Net Assets ($)			319,416,314

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	68,962,962	8,956,204	241,497,148
Shares Outstanding	1,972,689	254,473	6,840,226
Net Asset Value Per Share ($)	34.96	35.20	35.31
See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2015 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $264,280 foreign taxes withheld at source):
Unaffiliated issuers	3,073,229
Affiliated issuers	1,305
Interest	936
Total Income	3,075,470
Expenses:
Investment advisory fee—Note 3(a)	1,190,055
Shareholder servicing costs—Note 3(c)	164,350
Administration fee—Note 3(a)	148,757
Custodian fees—Note 3(c)	43,317
Professional fees	39,625
Distribution fees—Note 3(b)	31,467
Registration fees	28,914
Trustees’ fees and expenses—Note 3(d)	10,332
Prospectus and shareholders’ reports	7,406
Loan commitment fees—Note 2	2,065
Interest expense—Note 2	542
Miscellaneous	16,808
Total Expenses	1,683,638
Less—reduction in expenses due to undertaking—Note 3(a)	(277,673)
Less—reduction in fees due to earnings credits—Note 3(c)	(60)
Net Expenses	1,405,905
Investment Income—Net	1,669,565
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(5,229,837)
Net realized gain (loss) on forward foreign currency exchange contracts	215,711
Net Realized Gain (Loss)	(5,014,126)
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	2,538,807
Net unrealized appreciation (depreciation)
on forward foreign currency exchange contracts	(13,893)
Net Unrealized Appreciation (Depreciation)	2,524,914
Net Realized and Unrealized Gain (Loss) on Investments	(2,489,212)
Net (Decrease) in Net Assets Resulting from Operations	(819,647)
See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2015	Year Ended
	(Unaudited)	September 30, 2014
Operations ($):
Investment income—net	1,669,565	4,071,620
Net realized gain (loss) on investments	(5,014,126)	26,172,427
Net unrealized appreciation
(depreciation) on investments	2,524,914	(16,444,603)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(819,647)	13,799,444
Dividends to Shareholders from ($):
Investment income—net:
Class A	(977,579)	(815,846)
Class C	(52,770)	(44,739)
Class I	(3,175,200)	(2,002,948)
Total Dividends	(4,205,549)	(2,863,533)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	11,669,578	35,551,257
Class C	1,708,338	4,351,181
Class I	51,607,029	81,221,233
Dividends reinvested:
Class A	913,376	748,610
Class C	34,328	26,128
Class I	3,129,818	2,000,368
Cost of shares redeemed:
Class A	(19,202,336)	(13,515,910)
Class C	(1,499,362)	(1,070,740)
Class I	(24,172,000)	(9,710,277)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	24,188,769	99,601,850
Total Increase (Decrease) in Net Assets	19,163,573	110,537,761
Net Assets ($):
Beginning of Period	300,252,741	189,714,980
End of Period	319,416,314	300,252,741
Undistributed investment income—net	860,579	3,396,563

14

	Six Months Ended
	March 31, 2015	Year Ended
	(Unaudited)	September 30, 2014
Capital Share Transactions:
Class A
Shares sold	339,962	986,190
Shares issued for dividends reinvested	27,119	20,952
Shares redeemed	(557,237)	(374,866)
Net Increase (Decrease) in Shares Outstanding	(190,156)	632,276
Class C
Shares sold	49,130	120,097
Shares issued for dividends reinvested	1,010	725
Shares redeemed	(43,954)	(29,458)
Net Increase (Decrease) in Shares Outstanding	6,186	91,364
Class I
Shares sold	1,503,384	2,226,017
Shares issued for dividends reinvested	92,081	55,566
Shares redeemed	(700,014)	(265,527)
Net Increase (Decrease) in Shares Outstanding	895,451	2,016,056
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2015				Year Ended September 30,
Class A Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	35.69		33.61	27.34	23.42	26.30	26.36
Investment Operations:
Investment income—net[a]	.15		.50	.47	.54	.52	.42
Net realized and unrealized
gain (loss) on investments	(.40)		2.06	6.52	3.86	(2.81)	.06
Total from Investment Operations	(.25)		2.56	6.99	4.40	(2.29)	.48
Distributions:
Dividends from
investment income—net	(.48)		(.48)	(.72)	(.48)	(.59)	(.54)
Net asset value, end of period	34.96		35.69	33.61	27.34	23.42	26.30
Total Return (%)[b]	(.65)[c]		7.62	26.02	19.12	(9.06)	1.84
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.37	[d]	1.40	1.46	1.54	1.50	1.64
Ratio of net expenses
to average net assets	1.12	[d]	1.12	1.12	1.12	1.12	1.12
Ratio of net investment income
to average net assets	.87	[d]	1.38	1.55	2.12	1.86	1.65
Portfolio Turnover Rate	37.30	[c]	89.36	71.87	64.52	89.90	86.84
Net Assets, end of period
($ x 1,000)	68,963		77,195	51,441	36,972	37,389	58,526

a	Based on average shares outstanding.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

16

Six Months Ended
March 31, 2015				Year Ended September 30,
Class C Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	35.79		33.75	27.45	23.44	26.30	26.34
Investment Operations:
Investment income—net[a]	.02		.24	.24	.34	.33	.22
Net realized and unrealized
gain (loss) on investments	(.39)		2.05	6.55	3.90	(2.85)	.06
Total from Investment Operations	(.37)		2.29	6.79	4.24	(2.52)	.28
Distributions:
Dividends from
investment income—net	(.22)		(.25)	(.49)	(.23)	(.34)	(.32)
Net asset value, end of period	35.20		35.79	33.75	27.45	23.44	26.30
Total Return (%)[b]	(1.02)[c]		6.78	25.03	18.24	(9.78)	1.03
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.15	[d]	2.17	2.27	2.34	2.27	2.46
Ratio of net expenses
to average net assets	1.90	[d]	1.90	1.90	1.90	1.90	1.90
Ratio of net investment income
to average net assets	.14	[d]	.66	.77	1.33	1.16	.87
Portfolio Turnover Rate	37.30	[c]	89.36	71.87	64.52	89.90	86.84
Net Assets, end of period
($ x 1,000)	8,956		8,887	5,297	4,724	5,348	8,025

a	Based on average shares outstanding.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

TheFund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2015				Year Ended September 30,
Class I Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	36.03		33.85	27.47	23.58	26.49	26.60
Investment Operations:
Investment income—net[a]	.21		.62	.54	.64	.68	.55
Net realized and unrealized
gain (loss) on investments	(.42)		2.06	6.57	3.86	(2.93)	.00	[b]
Total from Investment Operations	(.21)		2.68	7.11	4.50	(2.25)	.55
Distributions:
Dividends from
investment income—net	(.51)		(.50)	(.73)	(.61)	(.66)	(.66)
Net asset value, end of period	35.31		36.03	33.85	27.47	23.58	26.49
Total Return (%)	(.53)[c]		7.91	26.36	19.51	(8.86)	2.06
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.02	[d]	1.04	1.07	1.10	1.08	1.20
Ratio of net expenses
to average net assets	.85	[d]	.85	.85	.85	.85	.85
Ratio of net investment income
to average net assets	1.24	[d]	1.70	1.77	2.49	2.41	2.13
Portfolio Turnover Rate	37.30	[c]	89.36	71.87	64.52	89.90	86.84
Net Assets, end of period
($ x 1,000)	241,497		214,170	132,978	124,328	111,593	77,931

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.
c	Not annualized.
d	Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus International Equity Fund (the “fund”) is a separate diversified series of Dreyfus Stock Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek long-term growth of capital.The Boston Company Asset Management, LLC (“TBCAM”), a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The Dreyfus Corporation (the “Administrator” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, serves as the fund’s Administrator.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

20

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

22

The following is a summary of the inputs used as of March 31, 2015 in valuing the fund’s investments:

		Level 2—Other		Level 3—
	Level 1—	Significant		Significant
	Unadjusted	Observable		Unobservable
	Quoted Prices	Inputs		Inputs	Total
Assets ($)
Investments in
Securities:
Equity Securities—
Foreign
Common Stocks†	5,911,086	297,835,165	††	—	303,746,251
Equity Securities—
Foreign
Preferred Stocks†	—	4,791,069	††	—	4,791,069
Exchange-Traded
Funds	6,843,666	—		—	6,843,666
Mutual Funds	6,067,464	—		—	6,067,464
Rights†	—	124,217	††	—	124,217
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†††	—	(15,165)		—	(15,165)

†	See Statement of Investments for additional detailed categorizations.
††	Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures. See note above for additional information.
†††	Amount shown represents unrealized (depreciation) at period end.

At September 30, 2014, no exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended March 31, 2015 were as follows:

Affiliated
Investment	Value			Value	Net
Company	9/30/2014 ($)	Purchases ($)	Sales ($)	3/31/2015 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	2,415,052	68,322,424	64,670,012	6,067,464	1.9

Certain affiliated investment companies may also invest in the fund.At March 31, 2015, Dreyfus Diversified International Fund, an affiliate of the fund, held 5,562,586 Class I shares representing approximately 61.49% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less

24

liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2015, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period March 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $36,643,431 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2014. If not applied, the carryover expires in fiscal year 2018.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2014 was as follows: ordinary income $2,863,533. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2015 was approximately $98,400 with a related weighted average annualized interest rate of 1.11%.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with TBCAM, the investment advisory fee is computed at the annual rate of .80% of the

26

value of the fund’s average daily net assets up to $500 million, .75% of the next $500 million of such assets, .70% of the next $500 million of such assets, .60% of the next $500 million of such assets and .50% of the fund’s average daily net assets in excess of $2 billion and is payable monthly.The effective investment advisory fee rate during the period ended March 31, 2015 was .80%.

Dreyfus and TBCAM have contractually agreed, from October 1, 2014 through March 31, 2015, to assume the direct expenses of the fund, so that the expenses of Class A, Class C and Class I shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.12%, 1.90% and .85% of the value of the respective class’ average daily net assets, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class.The reduction in expenses, pursuant to the undertaking, amounted to $277,673 during the period ended March 31, 2015.

The fund compensates Dreyfus under an administration agreement for providing personnel and facilities to perform accounting and administration services for the fund at an annual rate of .10% of the value of the fund’s average daily net assets. Pursuant to the administration agreement, the fund was charged $148,757 during the period ended March 31, 2015.

During the period ended March 31, 2015, the Distributor retained $2,222 from commissions earned on sales of the fund’s Class A shares and $6,378 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2015, Class C shares were charged $31,467 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their aver-

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

age daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2015, Class A and Class C shares were charged $87,501 and $10,489, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2015, the fund was charged $20,534 for transfer agency services and $1,307 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $60.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2015, the fund was charged $43,317 pursuant to the custody agreement.

During the period ended March 31, 2015, the fund was charged $5,657 for services performed by the Chief Compliance Officer and his staff.

28

The components of “Due to TBCAM and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $215,137, administration fees $26,892, Distribution Plan fees $5,605, Shareholder Services Plan fees $16,353, custodian fees $22,162, Chief Compliance Officer fees $2,867 and transfer agency fees $7,802, which are offset against an expense reimbursement currently in effect in the amount of $52,405.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2015, amounted to $132,837,915 and $111,757,472, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended March 31, 2015 is discussed below.

Master Netting Arrangements: The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strat-egy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates.Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract.The risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at March 31, 2015:

	Foreign
Forward Foreign Currency	Currency			Unrealized
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Australian Dollar,
Expiring 4/1/2015[a]	997,302	763,863	759,594	(4,269)
Euro,
Expiring 4/1/2015[b]	1,220,932	1,323,698	1,312,802	(10,896)
Gross Unrealized Depreciation				(15,165)

Counterparties:

a	Morgan Stanley Capital Services
b	Northern Trust

30

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At March 31, 2015, derivative liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Liabilities ($)
Forward contracts	(15,165)
Total gross amount of
derivative liabilities in the
Statement of Assets and Liabilities	(15,165)
Derivatives not subject to
Master Agreements	—
Total gross amount of liabilities
subject to Master Agreements	(15,165)

The following table presents derivative liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of March 31, 2015:

		Financial
		Instruments
		and
		Derivatives
	Gross Amount of	Available	Collateral	Net Amount of
Counterparty	Liabilities ($)[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Morgan Stanley
Capital Services	(4,269)	-	-	(4,269)
Northern Trust	(10,896)	-	-	(10,896)
Total	(15,165)	-	-	(15,165)

1	Absent a default event or early termination, OTC derivative liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2015:

Average Market Value ($)
Forward contracts	1,354,463

At March 31, 2015, accumulated net unrealized appreciation on investments was $7,956,091, consisting of $21,968,116 gross unrealized appreciation and $14,012,025 gross unrealized depreciation.

At March 31, 2015, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

On May 4, 2015, the Board authorized the fund to offer ClassY shares, as a new class of shares, to certain investors, including certain institutional investors. Effective on or about June 1, 2015, Class Y shares will be offered at net asset value and will not be subject to certain fees, including Distribution and Shareholder Services Plan fees.

32

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on November 3-4, 2014, the Board considered the renewal of the fund’s Investment Advisory Agreement with The Boston Company Asset Management, LLC (“TBCAM”), pursuant to which TBCAM provides the fund with investment advisory services, and the fund’s Administration Agreement with Dreyfus, pursuant to which Dreyfus provides the fund with administrative services (together, the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from TBCAM and Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and TBCAM’s and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2014, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, ranking in the first quartile for most periods and highest in the Performance Group for several periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was at the

34

Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians (lowest in the Expense Group).

Dreyfus representatives noted that Dreyfus and TBCAM have contractually agreed to waive receipt of their fees and/or assume the direct expenses of the fund so that such expenses (excluding interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of 1.12% for Class A Shares, 1.90% for Class C Shares and .85% for Class I Shares.This agreement will continue in effect, with respect to each class, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised by TBCAM that are in the same Lipper category as the fund and (2) paid to TBCAM for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for providing services to the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided. The Board also noted the fee waiver and expense reimbursement arrange-

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

ment and its effect on the profitability of Dreyfus and its affiliates.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus or TBCAM from acting as administrator or investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

Profitability percentages specifically with respect to TBCAM’s service as the fund’s investment adviser were not presented at this meeting. In this regard, the Board noted that the fund is relatively small in asset size, and that, since TBCAM began serving as the fund’s investment adviser on August 1, 2007,TBCAM has waived receipt of a portion of the fund’s investment advisory fee.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on

36

the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by TBCAM and Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fee paid to each of TBCAM and Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to TBCAM and its affiliates in connection with the management of the fund had been adequately considered by TBCAM in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus, TBCAM and their affiliates, of the fund and the services provided to the fund by TBCAM and Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and representatives of Dreyfus,TBCAM and their affiliates. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

The Fund 37

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Small Cap
Equity Fund

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
29	Information About the Renewal of the Fund’s Investment Advisory and Administration Agreements
FOR MORE INFORMATION
Back Cover

Dreyfus
Small Cap Equity Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

This semiannual report for Dreyfus Small Cap Equity Fund covers the six-month period from October 1, 2014, through March 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. stock market encountered bouts of heightened volatility on its way to posting moderate gains for the reporting period overall. Investors were confounded to a degree by divergent economic trends in domestic and international markets. On one hand, U.S. corporate fundamentals benefited from a sustained economic recovery fueled by strengthening labor markets, intensifying manufacturing activity, and greater consumer and business confidence. On the other hand, investors worried that persistent economic weakness in overseas markets and a strengthening U.S. dollar might derail growth in the United States and undermine corporate profits. In the end, risk taking was mostly rewarded during the reporting period, and small-cap stocks significantly outperformed their larger counterparts.

We remain optimistic regarding the long-term outlook for the U.S. economy generally and the U.S. equities asset class in particular.We believe the domestic economic recovery has continued at a sustainable pace, energy prices appear to have stabilized, and aggressively accommodative monetary policies from the world’s major central banks seem likely to address global economic weakness.While monetary policymakers currently appear prepared to begin raising short-term interest rates later this year, any potential rate hikes are expected to be gradual and modest. As always, we urge you to discuss these observations with your financial adviser, who can help you assess their implications for your investment portfolio.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
April 15, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2014, through March 31, 2015, as provided by Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, and Edward R. Walter, CFA, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2015, Dreyfus Small Cap Equity Fund’s Class A shares achieved a total return of 11.41%, Class C shares returned 10.97%, and Class I shares returned 11.56%.1 The fund’s benchmark, the Russell 2500 Value Index (the “Index”), achieved a total return of 9.29% for the same period.2

A sustained U.S. economic recovery generally helped support small-cap stock prices over the reporting period, but small-cap value stocks lagged their more growth-oriented counterparts, on average.The fund produced higher returns than its benchmark due to the success of our security selection strategy in eight of the Index’s 10 economic sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital.The fund invests, under normal circumstances, at least 80% of its net assets in the stocks of small-cap U.S. companies.

We seek to identify companies with stocks trading at prices below their intrinsic values. We measure value by evaluating each company’s valuation multiples (price/earnings, price/sales, price/cash flow), current competitive position, and expected business growth relative to its industry. We focus primarily on individual stock selection to produce a diversified portfolio of companies that we believe are undervalued relative to expected business growth, with the presence of a catalyst (such as a corporate restructuring, change in management, or spin-off) that may trigger a price increase.

Small-Cap Value Stocks Climbed Despite Volatility

The reporting period began in the wake of a rally that sent several broad measures of U.S. stock market performance to new record highs.The advance was interrupted in early October 2014, when stock prices fell sharply due to renewed concerns

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

regarding the sustainability of the U.S. economic recovery, ongoing headwinds in international markets, and fears that an outbreak of the Ebola virus would spread beyond Western Africa.

Stocks soon rebounded when these fears proved overblown. A steadily declining U.S. unemployment rate, the creation of hundreds of thousands of new jobs, and rising corporate earnings helped support greater consumer and business confidence. Nonetheless, equities generally continued to encounter bouts of heightened volatility stemming from global economic instability, geopolitical concerns, and plummeting oil prices. Small-cap companies proved less vulnerable than large-cap stocks to these global influences, largely because small companies tend to derive most of their revenues from domestic markets.

As a result, small-cap stocks produced higher returns, on average, than large- and midcap stocks. Within the small-cap asset class, investors favored relatively speculative companies with strong earnings growth, and more seasoned companies with attractive valuations mostly fell out of favor.

Favorable Stock Selections Across a Variety of Sectors

The fund’s relative performance was bolstered by its security selection strategy in most of the benchmark’s economic sectors. In the health care sector, managed care and specialty services provider Centene posted strong quarterly financial results and advanced amid takeover speculation, rehabilitation hospitals operator HealthSouth responded positively to higher insurance reimbursement rates, and investors reacted well to solid earnings and an accretive acquisition by drug developer Horizon Pharma. Among consumer discretionary companies, media company E.W. Scripps unlocked shareholder value by reorganizing and divesting its newspaper holdings, and apparel retailer Urban Outfitters achieved higher earnings, revenues, and same-store sales.

Among industrial companies, airline Alaska Air Group benefited from lower fuel costs and strong operational execution. Results from the information technology sector were boosted by security software developer Nice-Systems, which achieved robust organic growth as business enterprises became more conscious of security risks, and laser specialist IPG Photonics saw strong order volumes across its geographic regions.

On the other hand, the fund underperformed in the materials sector, where steelmaker Timkensteel and chemicals maker Flotek Industries lost value amid flagging

4

demand from customers in the energy industry. In the energy sector, seismic services specialist Geospace Technologies and drilling equipment provider Dril-Quip were hurt by plunging oil prices, while well servicing contractor Key Energy Services encountered operational problems in Mexico. Among individual securities, emergency transport services provider Air Methods struggled with payer mix.

Small-Cap Fundamentals Remain Attractive

As we move into the second quarter, economic data has taken longer to firm up for the U.S. economy than many had expected after a challenging first quarter but we have begun to see positive signs.We believe we should see improved growth as better employment and consumer spending data emerge, while the impact from the slowdown in the energy sector and the shock from the strong dollar pass. Company earnings may be less robust, but are better than expected. Overall, we remain optimistic regarding U.S. small- and midcap equities and continue to focus on the strategy’s disciplined, research-driven investment approach.

Within this environment, we are finding the most attractive opportunities in the Information Technology, Health Care, and Consumer Discretionary sectors, which are emphasized in the portfolio with overweight positions versus the Index. Conversely, we have maintained underweight exposure to REITs and insurance, where we have found fewer opportunities meeting our investment criteria.

April 15, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile than those of larger, more established companies.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation and The Boston Company Asset Management, LLC. Had these expenses not been absorbed, returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain
distributions.The Russell 2500 Value Index is a widely accepted, unmanaged index, which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Small Cap Equity Fund from October 1, 2014 to March 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2015

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.33	$11.68	$6.12
Ending value (after expenses)	$1,114.10	$1,109.70	$1,115.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2015

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.99	$11.15	$5.84
Ending value (after expenses)	$1,018.00	$1,013.86	$1,019.15

† Expenses are equal to the fund’s annualized expense ratio of 1.39% for Class A, 2.22% for Class C and 1.16% for
Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
March 31, 2015 (Unaudited)

Common Stocks—99.7%	Shares		Value ($)
Banks—9.7%
Bank of Hawaii	14,343		877,935
Boston Private Financial Holdings	24,591		298,781
First Horizon National	61,644		880,893
First Republic Bank	14,343		818,842
SVB Financial Group	7,553	[a]	959,533
Synovus Financial	41,387		1,159,250
Webster Financial	29,344		1,087,195
			6,082,429
Capital Goods—5.2%
AGCO	15,162	[b]	722,318
Carlisle	10,435		966,594
Snap-on	7,977		1,173,098
Timken	8,877		374,077
			3,236,087
Commercial & Professional Services—5.4%
Clean Harbors	14,612	[a,b]	829,669
Equifax	9,586		891,498
Herman Miller	22,227		617,022
Towers Watson & Co., Cl. A	7,707		1,018,750
			3,356,939
Consumer Durables & Apparel—1.9%
Toll Brothers	21,724	[a]	854,622
Vera Bradley	21,813	[a]	354,025
			1,208,647
Consumer Services—6.1%
Cheesecake Factory	18,666		920,794
Grand Canyon Education	21,446	[a]	928,612
Hyatt Hotels, Cl. A	14,756	[a]	873,850
Service Corporation International	41,443		1,079,590
			3,802,846

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Diversified Financials—3.6%
E*TRADE Financial	40,574	[a]	1,158,591
Raymond James Financial	18,942		1,075,527
			2,234,118
Energy—4.2%
Dril-Quip	9,219	[a]	630,487
Energen	11,950		788,700
Helmerich & Payne	9,611		654,221
Oceaneering International	10,636		573,599
			2,647,007
Food & Staples Retailing—1.7%
Casey’s General Stores	11,855		1,068,136
Health Care Equipment &
Services—13.2%
Air Methods	17,776	[a]	828,184
Centene	16,886	[a]	1,193,671
Globus Medical, Cl. A	22,205	[a]	560,454
Hanger	14,396	[a]	326,645
HealthSouth	20,552		911,687
MEDNAX	16,558	[a]	1,200,621
Omnicare	14,468		1,114,904
Select Medical Holdings	31,715		470,333
Universal Health Services, Cl. B	8,888		1,046,206
WellCare Health Plans	6,836	[a]	625,221
			8,277,926
Insurance—2.9%
First American Financial	26,537		946,840
HCC Insurance Holdings	14,999		849,993
			1,796,833
Materials—1.6%
Flotek Industries	16,664	[a]	245,627
Stillwater Mining	23,486	[a]	303,439
TimkenSteel	16,674		441,361
			990,427

8

Common Stocks (continued)	Shares		Value ($)
Media—3.1%
E.W. Scripps, Cl. A	38,360	[a,b]	1,090,958
New York Times, Cl. A	63,056		867,651
			1,958,609
Pharmaceuticals, Biotech &
Life Sciences—1.4%
Horizon Pharma	34,832	[a]	904,587
Real Estate—7.9%
Acadia Realty Trust	20,234	[c]	705,762
Alexandria Real Estate Equities	7,797	[c]	764,418
Corporate Office Properties Trust	31,541	[c]	926,675
Corrections Corporation of America	22,813	[c]	918,451
EPR Properties	10,410	[c]	624,912
Healthcare Trust of America, Cl. A	25,471		709,622
RLJ Lodging Trust	8,912	[c]	279,035
			4,928,875
Retailing—7.0%
American Eagle Outfitters	60,376	[b]	1,031,222
Dick’s Sporting Goods	16,534		942,273
Staples	52,354		852,585
Urban Outfitters	23,539	[a]	1,074,555
Vitamin Shoppe	11,940	[a,b]	491,809
			4,392,444
Semiconductors & Semiconductor
Equipment—2.3%
First Solar	10,922	[a]	653,026
Teradyne	43,318		816,544
			1,469,570
Software & Services—11.7%
Acxiom	30,499	[a]	563,926
Akamai Technologies	11,256	[a]	799,682
Amdocs	19,672		1,070,157
CoreLogic	30,160	[a]	1,063,743
Monotype Imaging Holdings	15,371		501,709

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
NICE Systems, ADR	13,992		852,533
PTC	21,167	[a]	765,610
Synopsys	19,969	[a]	924,964
VeriFone Systems	21,960	[a]	766,184
			7,308,508
Technology Hardware & Equipment—3.3%
Electronics For Imaging	7,247	[a]	302,562
IPG Photonics	9,215	[a,b]	854,231
Knowles	13,518	[a,b]	260,492
National Instruments	19,291		618,084
			2,035,369
Transportation—3.4%
Alaska Air Group	16,653		1,102,096
Ryder System	10,773		1,022,250
			2,124,346
Utilities—4.1%
CMS Energy	23,899		834,314
NiSource	17,015		751,382
Portland General Electric	14,439	[b]	535,543
UGI	14,190		462,452
			2,583,691
Total Common Stocks
(cost $44,717,694)			62,407,394

Other Investment—1.5%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $938,866)	938,866	[d]	938,866

10

Investment of Cash Collateral
for Securities Loaned—7.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $4,355,990)	4,355,990 [d]	4,355,990
Total Investments (cost $50,012,550)	108.2%	67,702,250
Liabilities, Less Cash and Receivables	(8.2%)	(5,132,660)
Net Assets	100.0%	62,569,590

ADR —American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At March 31, 2015, the value of the fund’s securities on loan was $4,751,437 and the value of the collateral held by the fund was $4,895,238, consisting of cash collateral of $4,355,990 and
U.S. Government & Agency securities valued at $539,248.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Health Care Equipment & Services	13.2	Transportation	3.4
Software & Services	11.7	Technology Hardware & Equipment	3.3
Banks	9.7	Media	3.1
Money Market Investments	8.5	Insurance	2.9
Real Estate	7.9	Semiconductors & Semiconductor
Retailing	7.0	Equipment	2.3
Consumer Services	6.1	Consumer Durables & Apparel	1.9
Commercial & Professional Services	5.4	Food & Staples Retailing	1.7
Capital Goods	5.2	Materials	1.6
Energy	4.2	Pharmaceuticals, Biotech &
Utilities	4.1	Life Sciences	1.4
Diversified Financials	3.6		108.2

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2015 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,751,437)—Note 1(b):
Unaffiliated issuers		44,717,694	62,407,394
Affiliated issuers		5,294,856	5,294,856
Cash			13,713
Dividends and securities lending income receivable			88,617
Receivable for investment securities sold			60,409
Receivable for shares of Beneficial Interest subscribed			500
Prepaid expenses			33,438
			67,898,927
Liabilities ($):
Due to The Boston Company Asset
Management, LLC and affiliates—Note 3(c)			72,341
Liability for securities on loan—Note 1(b)			4,355,990
Payable for investment securities purchased			652,950
Payable for shares of Beneficial Interest redeemed			185,922
Interest payable—Note 2			545
Accrued expenses			61,589
			5,329,337
Net Assets ($)			62,569,590
Composition of Net Assets ($):
Paid-in capital			42,695,094
Accumulated undistributed investment (loss)—net			(45,389)
Accumulated net realized gain (loss) on investments			2,230,185
Accumulated net unrealized appreciation
(depreciation) on investments			17,689,700
Net Assets ($)			62,569,590

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	45,126,170	10,083,001	7,360,419
Shares Outstanding	1,590,950	411,391	249,159
Net Asset Value Per Share ($)	28.36	24.51	29.54
See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2015 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $981 foreign taxes withheld at source):
Unaffiliated issuers	496,785
Affiliated issuers	301
Income from securities lending—Note 1(b)	6,495
Total Income	503,581
Expenses:
Investment advisory fee—Note 3(a)	306,824
Shareholder servicing costs—Note 3(c)	126,341
Administration fee—Note 3(a)	38,353
Distribution fees—Note 3(b)	37,423
Professional fees	25,856
Registration fees	24,121
Custodian fees—Note 3(c)	10,254
Prospectus and shareholders’ reports	9,771
Trustees’ fees and expenses—Note 3(d)	2,762
Interest expense—Note 2	852
Loan commitment fees—Note 2	591
Miscellaneous	12,542
Total Expenses	595,690
Less—reduction in expenses due to undertaking—Note 3(a)	(46,690)
Less—reduction in fees due to earnings credits—Note 3(c)	(30)
Net Expenses	548,970
Investment (Loss)—Net	(45,389)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	8,634,458
Net unrealized appreciation (depreciation) on investments	(97,762)
Net Realized and Unrealized Gain (Loss) on Investments	8,536,696
Net Increase in Net Assets Resulting from Operations	8,491,307

See notes to financial statements.

TheFund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2015	Year Ended
	(Unaudited)	September 30, 2014
Operations ($):
Investment (loss)—net	(45,389)	(151,377)
Net realized gain (loss) on investments	8,634,458	17,220,861
Net unrealized appreciation
(depreciation) on investments	(97,762)	(6,903,038)
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,491,307	10,166,446
Dividends to Shareholders from ($):
Net realized gain on investments:
Class A	(7,432,954)	(4,429,462)
Class C	(1,908,706)	(1,127,969)
Class I	(5,413,624)	(3,232,986)
Total Dividends	(14,755,284)	(8,790,417)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	1,589,803	4,657,435
Class C	433,961	434,389
Class I	6,033,181	9,167,652
Dividends reinvested:
Class A	7,113,490	4,213,328
Class C	1,622,806	941,207
Class I	5,305,905	3,202,021
Cost of shares redeemed:
Class A	(5,073,359)	(12,666,603)
Class C	(1,072,666)	(2,362,196)
Class I	(37,706,400)	(20,987,246)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(21,753,279)	(13,400,013)
Total Increase (Decrease) in Net Assets	(28,017,256)	(12,023,984)
Net Assets ($):
Beginning of Period	90,586,846	102,610,830
End of Period	62,569,590	90,586,846
Accumulated investment (loss)—net	(45,389)	—

14

	Six Months Ended
	March 31, 2015	Year Ended
	(Unaudited)	September 30, 2014
Capital Share Transactions:
Class A
Shares sold	56,838	150,035
Shares issued for dividends reinvested	277,221	144,589
Shares redeemed	(179,326)	(408,176)
Net Increase (Decrease) in Shares Outstanding	154,733	(113,552)
Class C
Shares sold	18,318	16,094
Shares issued for dividends reinvested	72,982	36,020
Shares redeemed	(43,598)	(85,743)
Net Increase (Decrease) in Shares Outstanding	47,702	(33,629)
Class I
Shares sold	199,346	285,216
Shares issued for dividends reinvested	198,825	106,521
Shares redeemed	(1,294,691)	(651,858)
Net Increase (Decrease) in Shares Outstanding	(896,520)	(260,121)

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2015				Year Ended September 30,
Class A Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	30.77		30.58	26.65	22.79	25.23	22.84
Investment Operations:
Investment income (loss)—net[a]	(.01)		(.05)	.01	.05	(.01)	(.00)[b]
Net realized and unrealized
gain (loss) on investments	2.94		3.20	6.32	6.26	(2.43)	2.42
Total from
Investment Operations	2.93		3.15	6.33	6.31	(2.44)	2.42
Distributions:
Dividends from
investment income—net	—		—	(.06)	—	—	(.03)
Dividends from net realized
gain on investments	(5.34)		(2.96)	(2.34)	(2.45)	—	—
Total Distributions	(5.34)		(2.96)	(2.40)	(2.45)	—	(.03)
Net asset value, end of period	28.36		30.77	30.58	26.65	22.79	25.23
Total Return (%)[c]	11.41	[d]	10.85	26.08	29.39	(9.67)	10.62
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.54	[e]	1.48	1.53	1.57	1.49	1.59
Ratio of net expenses
to average net assets	1.39	[e]	1.39	1.39	1.40	1.39	1.38
Ratio of net investment income
(loss) to average net assets	(.07)[e]		(.16)	.03	.21	(.05)	(.00)[f]
Portfolio Turnover Rate	41.60	[d]	66.65	76.40	93.40	76.95	78.90
Net Assets, end of period
($ x 1,000)	45,126		44,191	47,394	45,806	45,048	61,796

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Amount represents less than .01%.

See notes to financial statements.

16

Six Months Ended
	March 31, 2015			Year Ended September 30,
Class C Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	27.41		27.76	24.55	21.33	23.80	21.69
Investment Operations:
Investment (loss)—net[a]	(.11)		(.27)	(.20)	(.15)	(.22)	(.19)
Net realized and unrealized
gain (loss) on investments	2.55		2.88	5.75	5.82	(2.25)	2.30
Total from
Investment Operations	2.44		2.61	5.55	5.67	(2.47)	2.11
Distributions:
Dividends from net realized
gain on investments	(5.34)		(2.96)	(2.34)	(2.45)	—	—
Net asset value, end of period	24.51		27.41	27.76	24.55	21.33	23.80
Total Return (%)[b]	10.97	[c]	9.93	25.05	28.31	(10.38)	9.78
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.29	[d]	2.23	2.28	2.31	2.19	2.24
Ratio of net expenses
to average net assets	2.22	[d]	2.21	2.22	2.22	2.17	2.20
Ratio of net investment (loss)
to average net assets	(.90)[d]		(.98)	(.80)	(.62)	(.84)	(.81)
Portfolio Turnover Rate	41.60	[c]	66.65	76.40	93.40	76.95	78.90
Net Assets, end of period
($ x 1,000)	10,083		9,969	11,029	10,855	10,632	14,436

a	Based on average shares outstanding.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2015				Year Ended September 30,
Class I Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	31.79		31.43	27.34	23.29	25.71	23.24
Investment Operations:
Investment income—net[a]	.02		.02	.08	.12	.06	.07
Net realized and unrealized
gain (loss) on investments	3.07		3.30	6.49	6.42	(2.48)	2.47
Total from
Investment Operations	3.09		3.32	6.57	6.54	(2.42)	2.54
Distributions:
Dividends from
investment income—net	—		—	(.14)	(.04)	(.00)[b]	(.07)
Dividends from net realized
gain on investments	(5.34)		(2.96)	(2.34)	(2.45)	—	—
Total Distributions	(5.34)		(2.96)	(2.48)	(2.49)	(.00)[b]	(.07)
Net asset value, end of period	29.54		31.79	31.43	27.34	23.29	25.71
Total Return (%)	11.56	[c]	11.11	26.35	29.80	(9.41)	10.94
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.26	[d]	1.16	1.27	1.24	1.28	1.14
Ratio of net expenses
to average net assets	1.16	[d]	1.14	1.15	1.08	1.13	1.11
Ratio of net investment income
to average net assets	.14	[d]	.08	.27	.47	.22	.27
Portfolio Turnover Rate	41.60	[c]	66.65	76.40	93.40	76.95	78.90
Net Assets, end of period
($ x 1,000)	7,360		36,427	44,188	49,552	90,251	88,779

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.
c	Not annualized.
d	Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Small Cap Equity Fund (the “fund”) is a separate diversified series of Dreyfus Stock Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek long-term growth of capital.The Boston Company Asset Management, LLC (“TBCAM”), a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The Dreyfus Corporation (the “Administrator” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, serves as the fund’s Administrator.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

20

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”).

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2015 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	61,554,861	—	—	61,554,861
Equity Securities—
Foreign
Common Stocks†	852,533	—	—	852,533
Mutual Funds	5,294,856	—	—	5,294,856

† See Statement of Investments for additional detailed categorizations.

At March 31, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

22

Pursuant to a securities lending agreement with The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner,The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended March 31, 2015,The Bank of NewYork Mellon earned $1,469 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended March 31, 2015 were as follows:

Affiliated
Investment	Value			Value	Net
Company	9/30/2014 ($)	Purchases ($)	Sales ($)	3/31/2015 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	543,499	15,406,011	15,010,644	938,866	1.5
Dreyfus
Institutional
Cash Advantage
Fund	4,176,464	27,110,925	26,931,399	4,355,990	7.0
Total	4,719,963	42,516,936	41,942,043	5,294,856	8.5

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2015, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

24

The fund has an unused capital loss carryover of $5,379,741 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2014. If not applied, $5,313,291 of the carryover expires in fiscal year 2017 and $66,450 expires in fiscal year 2018. Acquired losses, as a result of the fund’s merger with Dreyfus Premier Future Leaders Fund, can be utilized in subsequent years but will be subject to annual limitations based on certain provisions in the code.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2014 was as follows: ordinary income $1,650,133 and long-term capital gains $7,140,284.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2015 was approximately $155,500 with a related weighted average annualized interest rate of 1.10%.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with TBCAM, the investment advisory fee is computed at the annual rate of .80% of the

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

value of the fund’s average daily net assets and is payable monthly. Dreyfus and TBCAM have contractually agreed, from October 1, 2014 through March 31, 2015, to assume the direct expenses of the fund, so that such expenses of Class A, Class C and Class I shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.39%, 2.22% and 1.16% of the value of the respective class’ average daily net assets, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class.The reduction in expenses, pursuant to the undertaking, amounted to $46,690 during the period ended March 31, 2015.

The fund compensates Dreyfus under an administration agreement for providing personnel and facilities to perform accounting and administration services for the fund at an annual rate of .10% of the value of the fund’s average daily net assets. Pursuant to the administration agreement, the fund was charged $38,353 during the period ended March 31, 2015.

During the period ended March 31, 2015, the Distributor retained $1,358 from commissions earned on sales of the fund’s Class A shares and $1,239 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2015, Class C shares were charged $37,423 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or

26

other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2015, Class A and Class C shares were charged $54,751 and $12,474, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2015, the fund was charged $10,603 for transfer agency services and $633 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $30.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2015, the fund was charged $10,254 pursuant to the custody agreement.

During the period ended March 31, 2015, the fund was charged $5,657 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to TBCAM and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $42,916, Distribution Plan fees $6,531, Shareholder Services Plan fees $11,719, custodian fees $5,700, Chief Compliance Officer fees $2,867, admin-

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

istration fees $5,365, and transfer agency fees $5,865, which are offset against an expense reimbursement currently in effect in the amount of $8,622.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2015, amounted to $32,803,934 and $69,129,959, respectively.

At March 31, 2015, accumulated net unrealized appreciation on investments was $17,689,700, consisting of $18,420,522 gross unrealized appreciation and $730,822 gross unrealized depreciation.

At March 31, 2015, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

28

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S INVESTMENT ADVISORY AND
ADMINISTRATION AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on November 3-4, 2014, the Board considered the renewal of the fund’s Investment Advisory Agreement with The Boston Company Asset Management, LLC (“TBCAM”), pursuant to which TBCAM provides the fund with investment advisory services, and the fund’s Administration Agreement with Dreyfus, pursuant to which Dreyfus provides the fund with administrative services (together, the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from TBCAM and Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and TBCAM’s and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered

The Fund 29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY
AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

Dreyfus’ extensive administrative, accounting and compliance infra-structures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2014, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was at or above the Performance Group and Performance Universe medians for the one-, two- and three-year periods, and below the medians for the four-, five- and ten-year periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and noted that the fund’s performance was above that of the benchmark index in six of the past ten calendar years.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was at the

30

Expense Group median and eight basis points above the Expense Universe median and the fund’s total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus and TBCAM have contractually agreed to waive receipt of their fees and/or assume the direct expenses of the fund so that such expenses (excluding interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of 1.39% for Class A Shares, 2.22% for Class C Shares and 1.16% for Class I Shares.This agreement will continue in effect, with respect to each class, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised by TBCAM that are in the same Lipper category as the fund and (2) paid to TBCAM for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for providing services to the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided. The Board also noted the fee waiver and expense reimbursement arrangement and its effect on the profitability of Dreyfus and its affiliates.The Board also had been provided with information prepared by an inde-

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY
AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

pendent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus or TBCAM from acting as administrator or investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

Profitability percentages specifically with respect to TBCAM’s service as the fund’s investment adviser were not presented at this meeting. In this regard, the Board noted that the fund is relatively small in asset size, and that, since TBCAM began serving as the fund’s investment adviser on August 1, 2007,TBCAM has waived receipt of a portion of the fund’s investment advisory fee.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the

32

discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the ser- vices provided byTBCAM and Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s performance.

  The Board concluded that the fee paid to each of TBCAM and Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to TBCAM and its affiliates in connection with the management of the fund had been adequately considered by TBCAM in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus, TBCAM and their affiliates, of the fund and the services provided to the fund by TBCAM and Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and representatives of Dreyfus,TBCAM and their affiliates. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

The Fund 33

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Stock Funds

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 19, 2015

By: /s/ James Windels
James Windels, Treasurer
Date:	May 19, 2015

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)